UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2020

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	OCN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 8, 2020, Ocwen Financial Corporation (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that the average per share trading price of its common stock was below the NYSE’s continued listing standard rule relating to minimum average share price. Rule 802.01C of the NYSE’s Listed Company Manual requires that a company’s common stock trade at a minimum average closing price of $1.00 over a consecutive 30 trading-day period. Receipt of the NYSE notification does not conflict with or cause an event of default under any of the Company’s material debt agreements.

In accordance with the NYSE’s rules, the Company will be providing the NYSE with written notice of its receipt of the notice and of its intention to pursue measures to cure the share price non-compliance. The Company has six months from receipt of the notice to regain compliance with the NYSE’s price condition. The Company can regain compliance at any time during the six-month cure period if on the last trading day of any calendar month during the cure period or on the last day of the cure period, the Company has (i) a closing share price of at least $1.00 and (ii) an average closing share price of at least $1.00 over the 30 trading-day period ending on such date.

As previously disclosed, the Company is considering implementing a reverse stock split, which may potentially increase its stock price and therefore could potentially enable the Company to regain compliance with the NYSE’s minimum share price requirement. The Company also intends to reduce the number of its authorized shares of common stock by the same proportion as the ratio chosen for the reverse stock split. As a Florida corporation, under the Florida Business Corporation Act, the Company may enact an amendment to its Articles of Incorporation without shareholder approval as long as it also reduces its authorized shares proportionately. However, the Board of Directors of the Company (the “Board”) presently intends to request shareholder approval of a reverse stock split, on an advisory basis, at the Company’s Annual Meeting of Shareholders, currently scheduled for May 27, 2020. The Board intends to take into account the results of the advisory vote as well as changing market conditions and other developments which may impact the Company’s stock price in order to make a determination with respect to the best course of action to pursue in order to regain compliance with the NYSE’s minimum share price requirement. If the members of the Board believe, due to changing circumstances or otherwise, that it is in the best interests of the Company and its shareholders to implement the Reverse Stock Split even if not approved on an advisory basis, the Board reserves the discretion to do so.

Subject to the NYSE’s rules, during the cure period, the Company’s common stock will continue to be listed and trade on the NYSE. The Company is in compliance with all other NYSE continued listing standard rules.

A copy of the press release announcing receipt of the notice of non-compliance with the NYSE trading share price continued listing rule is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements are typically identified by words such as “expect”, “believe”, “foresee”, “anticipate”, “intend”, “estimate”, “goal”, “strategy”, “plan” “target” and “project” or conditional verbs such as “will”, “may”, “should”, “could” or “would” or the negative of these terms, although not all forward-looking statements contain these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and include statements regarding the Company’s intention to implement a reverse stock split, the anticipated impact of such reverse stock split, and the Board’s intention to request shareholder approval of a reverse stock split, on an advisory basis, at the Company’s Annual Meeting of Shareholders.

Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward looking statements and this may happen again. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the size and timing of a potential reverse split of the Company’s common stock and whether shareholders will approve such a split; the Company’s ability to maintain compliance with the continued listing standards of the NYSE; the uncertainty regarding whether a reverse stock split will increase the Company’s stock price; as well as other risks and uncertainties detailed in Ocwen’s reports and filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2019 and its current and quarterly reports since such date. Anyone wishing to understand Ocwen’s business should review its SEC filings. The Company’s forward-looking statements speak only as of the date they are made and, the Company disclaims any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated April 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: April 13, 2020	By:	/s/ June C. Campbell
June C. Campbell
Chief Financial Officer